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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report  (Date of earliest event reported):  November 7, 2001



                        HIGHLANDS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-14028                 75-2370945
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


             1000 Lenox Drive, Lawrenceville, New Jersey 08648-0426
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (609) 896-1921



                                 Not applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

                        HIGHLANDS INSURANCE GROUP, INC.
                        ANNOUNCES CHANGES IN MANAGEMENT

     Lawrenceville, New Jersey - November 7, 2001 ...Highlands Insurance Group, Inc. (NYSE:HIC), a property and casualty insurer, today announced that Willis T. King, Jr., Chairman and Chief Executive Officer, has resigned effective immediately, due to health reasons, and that Charles J. Bachand, Chief Financial Officer, has resigned effective November 6, 2001 to accept a position with another company. In addition, Rufus J. Williams, III has resigned from the Board of Directors citing personal reasons.

     Following the resignation of Mr. King, the Board of Directors formed the Office of the Chief Executive and appointed John W. Cowley, President of the Company, and Stephen L. Kibblehouse, General Counsel of the Company, to this office as Co-Chief Executive Officers. The Field Operations, Claim, Underwriting and IT Departments will report to Mr. Cowley. The Financial, Legal, Administration and Human Resources Departments will report to Mr. Kibblehouse. The Office of the Chief Executive will report to the Board of Directors.

     It was also announced that Albert J. Marino, a CPA with 30 years of experience in public accounting and insurance, has been retained as a consultant to the Company. Mr. Marino will lead the Finance group until a final decision
is made concerning the appointment of a Chief Financial Officer.   He was Chief
Financial Officer of a major property and casualty insurance company and most recently has been a consultant specializing in finance, insurance and reinsurance.


"Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995

     Certain sections of this press release contain statements which represent the Company's expectations or beliefs concerning future events and are "forward looking statements" within the meaning of Section 21E of the Exchange Act. The Company cautions that there are a variety of factors which may cause actual results to differ materially from those forward looking statements, including without limitation: changes in property and casualty reserves; catastrophe losses; premium growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; the outcome of various litigation matters and administrative proceedings; and general economic and market conditions.


FORWARD LOOKING STATEMENTS

     Except for historical information, this Form 8-K contains certain forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth, and other risks listed from time to time in the Company's Securities and Exchange Commission (SEC) filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.
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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HIGHLANDS INSURANCE GROUP, INC.



Dated:  November 7, 2001         By: /s/ Stephen L. Kibblehouse
                                     -----------------------------------
                                     Stephen L. Kibblehouse,
                                     Co-Chief Executive Officer